Share Plans	3 Months Ended	12 Months Ended
	Dec. 28, 2012	Sep. 28, 2012
Share Plans

6.    Share Plans

During the quarter ended December 28, 2012, ADT issued its annual stock-based compensation grants to Company employees. The total number of awards issued was approximately 1.4 million, of which 0.9 million were stock options, 0.3 million were restricted stock units and 0.2 million were performance stock units. The weighted-average grant-date fair value of the stock options, restricted stock units and performance stock units was $13.29, $45.90 and $45.90, respectively.

11.	Share Plans

Incentive Equity Awards Converted from Tyco Awards

Prior to the Separation, all employee incentive equity awards were granted by Tyco. On September 28, 2012, substantially all of Tyco’s outstanding awards were converted into like-kind awards of the Company, Tyco and Pentair. The ADT incentive equity awards issued and the related weighted-average grant-date fair values are as follows:

	Shares	Weighted-Average Grant-Date Fair Value
Stock options	7,837,941	$7.78
Restricted stock units	3,169,241	20.86

The conversion of existing Tyco equity awards into ADT equity awards was considered a modification of an award in accordance with the authoritative guidance for share-based payments and affected all employees. As a result, the Company compared the fair value of the award immediately prior to the Separation to the fair value immediately after the Separation to measure incremental compensation cost. The conversion resulted in an increase in the fair value of the awards and, accordingly, the Company recorded non-cash compensation expense, the amount of which was immaterial.

Stock Compensation Plans

Prior to the Separation, the Company adopted the ADT Corporation 2012 Stock Incentive Plan (the “Plan”). The Plan provides for the award of stock options, stock appreciation rights, annual performance bonuses, long-term performance awards, restricted units, restricted stock, deferred stock units, promissory stock and other stock-based awards (collectively, “Awards”). The Plan provides for a maximum of 8 million common shares to be issued as Awards, subject to adjustment as provided under the terms of the Plan.

Total share-based compensation cost recognized during 2012, 2011 and 2010 was $7 million, $9 million and $8 million, respectively, all of which is included in selling, general and administrative expenses. The tax benefit associated with the Company’s share-based compensation arrangements during 2012, 2011 and 2010 was not material.

Stock Options—Options are granted to purchase common shares at prices that are equal to the fair market value of the common shares on the date the option is granted. Conditions of vesting are determined at the time of grant under the Plan. Options granted under the Plan generally vest in equal annual installments over a period of four years and generally expire 10 years after the date of grant. The grant-date fair value of each option grant is estimated using the Black-Scholes option pricing model and amortized on a straight-line basis over the requisite service period of the awards, which is generally the vesting period. The compensation expense recognized is net of estimated forfeitures. Forfeitures are estimated based on voluntary termination behavior, as well as an analysis of actual option forfeitures.

Details related to the Company’s stock options as of September 28, 2012 are presented below:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($in millions)
Outstanding as of September 28, 2012	7,837,941	$26.97	5.7	$72
Exercisable as of September 28, 2012	4,491,004	$28.78	4.1	$33

As of September 28, 2012, there was approximately $7 million of total unrecognized compensation expense related to non-vested stock options granted under the Company’s share option plan. This expense, net of forfeitures is expected to be recognized over a weighted-average period of approximately 2.6 years. Of the 3.3 million unvested shares, the Company estimates that approximately 3.0 million will vest.

Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. When measuring the fair value immediately before and after the modification, specific consideration is given to the assumptions used in the Black-Scholes option pricing model. Fair value immediately before the modification is measured based on the assumptions of Tyco whereas the fair value of ADT options immediately after the separation is representative of ADT. The weighted-average assumptions used in the Black-Scholes pricing model for options converted on September 28, 2012 were as follows:

Risk-free interest rate	1.01 – 1.21%
Expected life of options (years)	5.5 – 6.5
Expected annual dividend yield	1.42%
Expected stock price volatility	33%

Restricted Stock Units—Restricted stock units are granted subject to certain restrictions. Conditions of vesting are determined at the time of grant under the Plan. Restrictions on the award generally lapse upon normal retirement, if more than twelve months from the grant date, and death or disability of the employee. Recipients of restricted stock units have no voting rights and receive dividend equivalent units. Dividend equivalent units are subject to forfeiture if the underlying awards do not vest. Included in the total number of restricted stock units issued are approximately 0.6 million deferred stock units, all of which are vested as of September 28, 2012.

The fair market value of restricted stock units, both time vesting and those subject to specific performance criteria, are expensed over the period of vesting. Restricted stock units that vest based upon passage of time generally vest over a period of four years. The fair value of restricted stock units was determined based on the closing market price of the underlying stock on the grant date. Restricted stock units that vest dependent upon attainment of various levels of performance that equal or exceed targeted levels generally vest in their entirety three years from the grant date.

As of September 28, 2012, there were approximately 2.6 million shares of non-vested restricted stock units outstanding. These shares had a weighted-average grant-date fair value of $20.86.

As of September 28, 2012, there was $13 million of total unrecognized compensation cost related to non-vested restricted stock units. This expense, net of forfeitures is expected to be recognized over a weighted-average period of approximately 3 years. Of the 2.6 million unvested shares, the Company estimates that approximately 2.4 million will vest.